UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2010

Regal Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of principal executive offices, including zip code)

(608) 364-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 13, 2010, Regal Beloit Corporation (the “Company”) issued a news release announcing that it has signed an agreement to acquire the Electrical Products Company from A. O. Smith Corporation. The Company will hold a conference call to discuss this acquisition at 9:00 AM, CST, on Monday, December 13, 2010. A copy of the Company’s news release and the conference call presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	News Release of Regal Beloit Corporation dated December 13, 2010.

(99.2)	Regal Beloit Corporation Presentation of December 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: December 13, 2010	By:	/S/ PETER C. UNDERWOOD
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated December 13, 2010

Exhibit Number

(99.1)	News Release of Regal Beloit Corporation dated December 13, 2010.

(99.2)	Regal Beloit Corporation Presentation of December 13, 2010.

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